Fees Summary	Jul. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,519,043.88
Previously Paid Amount	0.00
Total Fee Amount	762.18
Total Offset Amount	0.00
Net Fee	$ 762.18